Exhibit 2000.A: Annual
Combining Statement of
Operations & Balance Sheet
Period: FYE 6/30/00
(in thousands of dollars)


     BUYCO, INC.            BEI   C. Brewer -   Ka'u    Mauna Kea  Olokele       Discontinued  Real Estate  Mauna Kea     Ka'u Agr.
                                  Head Office   Agr     Agr Sugar  Sugar         Operations    Acceptance   Mac Orchards  Mac Div
                                                Sugar              Eliminations                Corp
                                                Div
----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
SALES & REVENUES              99,867     1,822        12       4       2,617        (16)       273          1,087        5,310
----------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold         51,987                  (7)     97                    (90)                      249         (362)
Cost of Products Sold-I/C        685                   7                                                       95          553
Other Op Costs and Exps       15,050                (154)                           154         28              4           25
Other Op Costs & Exp I/C        (680)                         70
Taxes Other than Inc Tax       3,494                  74                   3        (77)        13
Selling and Marketing Exp      3,680
General and Admin Exp         18,268     5,657                           157       (157)
Selling Gen & Adm Exp I/C               (1,092)      208                 300
Deprn & Amort. - PP&E          1,573       302        38                            (38)
Deprn & Amort. - Other            61        43
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL COST OF SALES      94,118     4,910       166     167         460       (208)        41            348          216
----------------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT               5,749    (3,088)     (154)   (163)      2,157        192        232            739        5,094
----------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision        305       470        22                            (22)                                    18
Management Comp NSO's
Int on Debt Inc Cml Paper        313       748
Interest Alloc Pru Cap
Other Interest                             145                32                    (32)                                    19
Int Bank Credit Facility                   604
Interest - Intercompany         (104)   14,156       322
   Less: Int Capitalized                                                                                                    91
Warrant Accretion
----------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions           514    16,123       344      32                    (54)                                   (54)
----------------------------------------------------------------------------------------------------------------------------------
INC BEFORE MIN INT & INC
  TAX                          5,235   (19,211)     (498)   (195)      2,157        246        232            739        5,148
----------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)                    (5,409)     (245)    (52)        754                  (140)           206        1,932
      State/Local                       (1,034)      (47)    (10)        134                   (11)            39          350
----------------------------------------------------------------------------------------------------------------------------------
          Total Current                 (6,443)     (292)    (62)        888                  (151)           245        2,282
----------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                      (664)       86     (10)        (64)                  214             30         (283)
      State/Local                         (117)       16      (2)         (5)                   25              6          (51)
----------------------------------------------------------------------------------------------------------------------------------
          Total Deferred                  (781)      102     (12)        (69)                  239             36         (334)
----------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax                 (7,224)     (190)    (74)        819                    88            281        1,948
==================================================================================================================================
Min Int-Net Inc fm Cont.

----------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op         5,235   (11,987)     (308)   (121)      1,338        246        144            458        3,200
==================================================================================================================================
Discontinued Operations
Total Inc(Loss) from
  Disc. Ops.                                                                       (246)
----------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct        5,235   (11,987)     (308)   (121)      1,338                   144            458        3,200
==================================================================================================================================
Extraordinary Items
   Gain(Loss) on
   Extraord. Items
CUMUL EFFECT CHG IN ACCTG
----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                     5,235   (11,987)     (308)   (121)      1,338                   144            458        3,200
==================================================================================================================================



     BUYCO, INC.                Wailuku  Mauna Loa  Ka'u Agr  Mauna Loa   MLMNC  Hawaiian Ka'u       Wailuku  Wailuku       Ka'u Ag-
                                Agr Mac  Orchards   Keaau Mac Resources          Pacific  Coffee     Agr.     Plantations   Seamntn
                                                                                 Kava     Company,   Other                  Ranch
                                                                                 Company  Inc.
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
SALES & REVENUES                1,398     5,520      1,604       287     94,162     5     13,926         1       98          475
------------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold             876       129       (417)              51,044   175      8,556      (280)                   (4)
Cost of Products Sold-I/C          29                  381                                                                     4
Other Op Costs and Exps           953                                       504              150         3                   461
Other Op Costs & Exp I/C
Taxes Other than Inc Tax           97                              6      1,419              283        70                   106
Selling and Marketing Exp          46                                    39,388            4,475
General and Admin Exp
Selling Gen & Adm Exp I/C                                         33                                   250
Deprn & Amort. - PP&E             145        72                           1,131    13        201         5                    37
Deprn & Amort. - Other                                                                       866
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL COST OF SALES        2,146       201        (36)       39     93,486   188     14,531        48                   604
------------------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT                 (748)    5,319      1,640       248        676  (183)      (605)      (47)      98         (129)
------------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision                                                    56               42        19                    24
Management Comp NSO's                                                        32
Int on Debt Inc Cml Paper           1                                        46               44
Interest Alloc Pru Cap
Other Interest                                           5                  176
Int Bank Credit Facility
Interest - Intercompany                                                     194    14
   Less: Int Capitalized
Warrant Accretion
------------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions              1                    5                  504    14         86        19                    24
------------------------------------------------------------------------------------------------------------------------------------
INC BEFORE MIN INT & INC
  TAX                            (749)    5,319      1,635       248        172  (197)      (691)      (66)      98         (153)
------------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)             (214)                 589        79     (1,281)  (63)        61      (185)      56          (32)
      State/Local                 (40)                 111        15       (260)  (14)        11       (35)      10           (6)
------------------------------------------------------------------------------------------------------------------------------------
          Total Current          (254)                 700        94     (1,541)  (77)        72      (220)      66          (38)
------------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)              (26)                 (66)               1,321     1       (275)      165      (24)         (17)
      State/Local                  (5)                 (13)                 248              (52)       31       (5)          (3)
------------------------------------------------------------------------------------------------------------------------------------
          Total Deferred          (31)                 (79)               1,569     1       (327)      196      (29)         (20)
------------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax          (285)                 621        94         28   (76)      (255)      (24)      37          (58)
====================================================================================================================================
Min Int-Net Inc fm Cont.                                                    134

------------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op           (464)    5,319      1,014       154         10  (121)      (436)      (42)      61          (95)
====================================================================================================================================
Discontinued Operations
Total Inc(Loss) from
  Disc. Ops.
------------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct          (464)    5,319      1,014       154         10  (121)      (436)      (42)      61          (95)
====================================================================================================================================
Extraordinary Items
   Gain(Loss) on
   Extraord. Items
CUMUL EFFECT CHG IN ACCTG
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                       (464)    5,319      1,014       154         10  (121)      (436)      (42)      61          (95)
====================================================================================================================================


     BUYCO, INC.               Kilauea     Hawn        Hawaii's  Wailuku   Mauna    Buyco  Buyco         Buyco     Mauna Kea .
                               Agronomics  Fruit       Own       Agr.      Kea       Inc   Brewer        Combined  Agr -
                                           Specialties           Land      Agr -           Elim JE                 Div Agr
                                                                           Land
---------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
SALES & REVENUES                4,939       1,000      15,287    10,219    1,921                                   1,047
---------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold           2,177         646       8,375       116                                              704
Cost of Products Sold-I/C                      81                     6
Other Op Costs and Exps                                   130       488      379                                     (89)
Other Op Costs & Exp I/C                                             75                                             (116)
Taxes Other than Inc Tax          180          23                     1       68                                     314
Selling and Marketing Exp         861          88       5,604
General and Admin Exp             350          91       1,013                        116                  116
Selling Gen & Adm Exp I/C                                                                                            300
Deprn & Amort. - PP&E              94          38          31       196        3                                      44
Deprn & Amort. - Other                                    140
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL COST OF SALES        3,662         967      15,293       882      450     116                  116      1,157
---------------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT                1,277          33          (6)    9,337    1,471    (116)                (116)      (110)
---------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision          42                      28                                                         91
Management Comp NSO's
Int on Debt Inc Cml Paper                                  70         3               46                   46
Interest Alloc Pru Cap
Other Interest                     26                                         12
Int Bank Credit Facility
Interest - Intercompany                         1          10
   Less: Int Capitalized
Warrant Accretion
---------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions             68           1         108         3       12      46                   46         91
---------------------------------------------------------------------------------------------------------------------------------
INC BEFORE MIN INT & INC
  TAX                           1,209          32        (114)    9,334    1,459    (162)                (162)      (201)
---------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)              390           8           6     3,000      481     (20)        8        (12)       (35)
      State/Local                  40           2           1       549       47      (4)                  (4)        (7)
---------------------------------------------------------------------------------------------------------------------------------
          Total Current           430          10           7     3,549      528     (24)        8        (16)       (42)
---------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                8           1         (41)      (13)      (1)    (32)      (10)       (42)       (29)
      State/Local                   2           1          (8)       (2)              (6)                  (6)        (6)
---------------------------------------------------------------------------------------------------------------------------------
          Total Deferred           10           2         (49)      (15)      (1)    (38)      (10)       (48)       (35)
---------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax           440          12         (42)    3,534      527     (62)       (2)       (64)       (77)
=================================================================================================================================
Min Int-Net Inc fm Cont.

---------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op            769          20         (72)    5,800      932    (100)        2        (98)      (124)
=================================================================================================================================
Discontinued Operations
Total Inc(Loss) from
  Disc. Ops.
---------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct           769          20         (72)    5,800      932    (100)        2        (98)      (124)
=================================================================================================================================
Extraordinary Items
   Gain(Loss) on
   Extraord. Items
CUMUL EFFECT CHG IN ACCTG
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME                        769          20         (72)    5,800      932    (100)        2        (98)      (124)
=================================================================================================================================


     BUYCO, INC.           Ka'u           Kilauea     CBCL Real      Revaluation   CJE      BUYCO        Deduct: Buyco  C. BREWER
                           Diversified    Irrigation  Estate Admin   Adjustment             Consolidated Combined       Consolidated
                           Agr.           Inc.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
SALES & REVENUES                           33                         (155)      (22,869)  239,874                         239,874
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                                                             (3,000)  120,971                         120,971
Cost of Products Sold-I/C                                                         (1,841)
Other Op Costs and Exps                    31                                        171    18,288                          18,288
Other Op Costs & Exp I/C                                                             651
Taxes Other than Inc Tax                                                                     6,074                           6,074
Selling and Marketing Exp                                                                   54,142                          54,142
General and Admin Exp                                                             (1,280)   24,215         (116)            24,099
Selling Gen & Adm Exp I/C                                                              1
Deprn & Amort. - PP&E                     112                                                3,997                           3,997
Deprn & Amort. - Other                                                                       1,110                           1,110
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL COST OF SALES                  143                                     (5,298)  228,797         (116)           228,681
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT                         (110)                        (155)      (17,571)   11,077          116             11,193
-----------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision                                                             75     1,170                           1,170
Management Comp NSO's                                                                           32                              32
Int on Debt Inc Cml Paper                                                                    1,271          (46)             1,225
Interest Alloc Pru Cap
Other Interest                                                                                 383                             383
Int Bank Credit Facility                                                                       604                             604
Interest - Intercompany                                                          (14,593)
   Less: Int Capitalized                                                                        91                              91
Warrant Accretion
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions                                                           (14,518)    3,369          (46)             3,323
-----------------------------------------------------------------------------------------------------------------------------------
INC BEFORE MIN INT & INC
  TAX                                    (110)                        (155)       (3,053)    7,708          162              7,870
-----------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)                      (13)                                       923       804           12                816
      State/Local                          (2)                                       291       130            4                134
-----------------------------------------------------------------------------------------------------------------------------------
          Total Current                   (15)                                     1,214       934           16                950
-----------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                      (22)                                       111       360           42                402
      State/Local                          (4)                                       (38)       12            6                 18
-----------------------------------------------------------------------------------------------------------------------------------
          Total Deferred                  (26)                                        73       372           48                420
-----------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax                   (41)                                     1,287     1,306           64              1,370
===================================================================================================================================
Min Int-Net Inc fm Cont.                                                             586       720                             720

-----------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op                    (69)                        (155)       (4,926)    5,682           98              5,780
===================================================================================================================================
Discontinued Operations
Total Inc(Loss) from
  Disc. Ops.                                                           246
-----------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct                   (69)                        (155)       (4,680)    5,682           98              5,780
===================================================================================================================================
Extraordinary Items
   Gain(Loss) on
   Extraord. Items
CUMUL EFFECT CHG IN ACCTG
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                (69)                        (155)       (4,680)    5,682           98              5,780
===================================================================================================================================

Exhibit 2000.A: Annual
Combining Statement of
Operations & Balance Sheet
Period: FYE 6/30/00
(in thousands of dollars)


                                                    Ka'u
     BUYCO, INC.                BEI   C. Brewer -   Agr     Mauna Kea  Olokele  Discontinued  Real Estate  Mauna Kea     Ka'u Agr.
                                      Head Office   Sugar   Agr Sugar  Sugar    Operations    Acceptance   Mac Orchards  Mac Div
                                                    Div     Div                 Eliminations  Corp

------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                             24     1,964         1
 Temporary Cash Investments                 52
 Marketable Securities
 Accts/Notes Rec-Trade        11,329        11
    Allow Dbtful Accts           349

------------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade       10,980        11
------------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net         650        13         9                 571                   314             63          352
 Interco Notes and Accts       8,162     1,560    (6,972)   (147)     35,129                  (283)           720        8,401
 Due from BUYCO, INC.                   10,439
 Interco. Accts & Accrd I        414    32,084      (322)              2,537                                   12          193
 Income Taxes Recoverable
 Future Incme Tax Benefit               (1,104)

 Inventories
  Raw Materials                  208
  Work-in-Progress                83
  Finished Goods
  Merchdise & Commodities      8,787
  Supplies                       841
  Other Inventories
  Growing Crops - Sugar

------------------------------------------------------------------------------------------------------------------------------------
       Total Inventories       9,919
------------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv          99

------------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv           99
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
          Net Inventories      9,820
------------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets        887         5        17                                                                    (3)

====================================================================================================================================
    Total Current Assets      30,937    45,024    (7,267)   (147)     38,237                    31            795        8,943
====================================================================================================================================

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil               111,647
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division                                                                                        24,500
 Interco Notes and Accts
 Other Investments:


     BUYCO, INC.                Wailuku  Mauna Loa  Ka'u Agr  Mauna Loa   MLMNC  Hawaiian Ka'u       Wailuku  Wailuku       Ka'u Ag-
                                Agr Mac  Orchards   Keaau Mac Resources          Pacific  Coffee     Agr.     Plantations   Seamntn
                                                                                 Kava     Company,   Other                  Ranch
                                                                                 Company  Inc.
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                         1                   (6)         8    (7)         5         1
 Temporary Cash Investments
 Marketable Securities
 Accts/Notes Rec-Trade                                           110      6,722            1,366                               1
    Allow Dbtful Accts                                                      374              142

------------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade                                          110      6,348            1,224                               1
------------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net           12        14        348        10      1,017               44         8                     2
 Interco Notes and Accts          504    44,669      4,889       177     (4,979) (311)       909    (2,980)     (66)          20
 Due from BUYCO, INC.                       108
 Interco. Accts & Accrd I                 4,915        158                 (194)
 Income Taxes Recoverable
 Future Incme Tax Benefit                                                   915              127


  Raw Materials                                                             597
  Work-in-Progress                                                       10,027
  Finished Goods                                                         10,336            1,396
  Merchdise & Commodities                                                   524
  Supplies                                                                2,151            2,468
  Other Inventories                                                       2,128
  Growing Crops - Sugar

------------------------------------------------------------------------------------------------------------------------------------
       Total Inventories                                                 25,763            3,864
------------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat                                                    1,378
       Reserve - WIP
       Reserve - Fin Gds                                                    198
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv                                                 (2,850)

------------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv                                                  (1,274)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
          Net Inventories                                                27,037            3,864
------------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                              106        12        698     1        457         5                     4

====================================================================================================================================
    Total Current Assets          516    49,707      5,501       303     30,850  (317)     6,630    (2,966)     (66)          27
====================================================================================================================================

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts       (7,519)   18,199                1,000                                25,924     (637)
 Other Investments:



     BUYCO, INC.                Kilauea     Hawn        Hawaii's  Wailuku   Mauna    Buyco  Buyco         Buyco     Mauna Kea .
                                Agronomics  Fruit       Own       Agr.      Kea       Inc   Brewer        Combined  Agr -
                                            Specialties           Land      Agr -           Elim JE                 Div Agr
                                                                            Land
---------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                1           1                                                                    (38)
 Temporary Cash Investments
 Marketable Securities
 Accts/Notes Rec-Trade             426         113       1,074                 30                                     139
    Allow Dbtful Accts               5           4                                                                     32

---------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade            421         109       1,074                 30                                     107
---------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net             8          42           5        65                                               78
 Interco Notes and Accts         3,073         (66)                  126      761                                    (451)
 Due from BUYCO, INC.                                                         379     415   (11,341)   (10,926)
 Interco. Accts & Accrd I                                          6,455
 Income Taxes Recoverable
 Future Incme Tax Benefit           34           6          22


  Raw Materials                                198
  Work-in-Progress
  Finished Goods                   261          92
  Merchdise & Commodities           62                     122
  Supplies                          57                                 2                                                9
  Other Inventories
  Growing Crops - Sugar

---------------------------------------------------------------------------------------------------------------------------------
       Total Inventories           380         290         122         2                                                9
---------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

---------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
          Net Inventories          380         290         122         2                                                9
---------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                                   87                 44                                      48

=================================================================================================================================
    Total Current Assets         3,917         382       1,310     6,648    1,214     415   (11,341)   (10,926)      (247)
=================================================================================================================================

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                                                            5,201    (5,201)
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts                                          73,288
 Other Investments:



     BUYCO, INC.             Ka'u        Kilauea     CBCL Real      Revaluation   CJE      BUYCO        Deduct: Buyco  C. BREWER
                             Diversified Irrigation  Estate Admin   Adjustment             Consolidated Combined       Consolidated
                             Agr.        Inc.

----------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                     (1)                                               1,954                           1,954
 Temporary Cash Investments                                                                    52                              52
 Marketable Securities
 Accts/Notes Rec-Trade                    13                                               21,334                          21,334
    Allow Dbtful Accts                     2                                                  908                             908

----------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade                   11                                               20,426                          20,426
----------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net                                                             16     3,641                           3,641
 Interco Notes and Accts                  11                                    (92,856)
 Due from BUYCO, INC.                                                                                   10,926             10,926
 Interco. Accts & Accrd I                                                       (46,252)
 Income Taxes Recoverable
 Future Incme Tax Benefit


  Raw Materials                                                                             1,003                           1,003
  Work-in-Progress                                                                         10,110                          10,110
  Finished Goods                                                                           12,085                          12,085
  Merchdise & Commodities                                                                   9,495                           9,495
  Supplies                                                                                  5,528                           5,528
  Other Inventories                                                                 253     2,381                           2,381
  Growing Crops - Sugar

----------------------------------------------------------------------------------------------------------------------------------
       Total Inventories                                                            253    40,602                          40,602
----------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat                                                                      1,378                           1,378
       Reserve - WIP
       Reserve - Fin Gds                                                                      198                             198
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv                                                                   (2,751)                         (2,751)

----------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv                                                                    (1,175)                         (1,175)
----------------------------------------------------------------------------------------------------------------------------------
          Net Inventories                                                           253    41,777                          41,777
----------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                                                                   2,368                           2,368

==================================================================================================================================
    Total Current Assets                  21                                   (138,839)   70,218       10,926             81,144
==================================================================================================================================

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                                                       (111,647)
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division                                                             (24,500)
 Interco Notes and Accts                                                       (110,255)
 Other Investments:

Exhibit 2000.A: Annual
Combining Statement of
Operations & Balance Sheet
Period: FYE 6/30/00
(in thousands of dollars)


     BUYCO, INC.                BEI   C. Brewer -   Ka'u    Mauna Kea  Olokele  Discontinued   Real Estate  Mauna Kea     Ka'u Agr.
                                      Head Office   Agr     Agr Sugar  Sugar    Operations    Acceptance   Mac Orchards  Mac Div
                                                    Sugar   Div                 Eliminations  Corp
                                                    Div
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
  Cooperatives and Joint                                      11
  N/C Accounts and Notes                    12                           587                 3,942
  Miscellaneous Investmt          92         9

----------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv         92        21                11         587                 3,942
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme         92   111,668                11         587                 3,942         24,500
----------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

----------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I         92   111,668                11         587                 3,942         24,500
----------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT & EQUIP.
Land                           1,743     1,880                                                                143          198
Building and Improvements     10,945     3,290                                                                              26
Machinery and Equipment       23,358     1,039        19
Real Estate Improvements       4,857                 360                                                    2,056
Ranch & Dairy Livestock
Constr'n Work-in-Progress      1,696                                                                           74        1,462
Miscellaneous                      9      (107)
Property, Plant & Equip

----------------------------------------------------------------------------------------------------------------------------------
          Total PP&E          42,608     6,102       379                                                    2,273        1,686
----------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort        28,950       781        72                                                       53           26

----------------------------------------------------------------------------------------------------------------------------------
          Net PP&E            13,658     5,321       307                                                    2,220        1,660
----------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit                 (831)
 Other Deferred Charges           25       137

----------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges          25      (694)
----------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset      6,057


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                           702

     BUYCO, INC.               Wailuku  Mauna Loa  Ka'u Agr  Mauna Loa   MLMNC  Hawaiian Ka'u       Wailuku  Wailuku       Ka'u Ag-
                               Agr Mac  Orchards   Keaau Mac Resources          Pacific  Coffee     Agr.     Plantations   Seamntn
                                                                                Kava     Company,   Other                  Ranch
                                                                                Company  Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Cooperatives and Joint                                                                                       525
  N/C Accounts and Notes
  Miscellaneous Investmt                   284                  594                                34,330

------------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv                  284                  594                                34,330      525
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme     (7,519)   18,483                1,594                                60,254     (112)
------------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

------------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I     (7,519)   18,483                1,594                                60,254     (112)
------------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT & EQUIP.
Land                                        94                             257            1,029                             259
Building and Improvements                                                3,532    53      2,772                             410
Machinery and Equipment                                          30     15,266   207      2,841        28                   744
Real Estate Improvements                 2,681                             452                                            4,948
Ranch & Dairy Livestock
Constr'n Work-in-Progress                                                  405   297                                        760
Miscellaneous                                                             (453)                        47                     1
Property, Plant & Equip

------------------------------------------------------------------------------------------------------------------------------------
          Total PP&E                     2,775                   30     19,459   557      6,642        75                 7,122
------------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                     259                   26     12,738   139      2,964        65                 5,689

------------------------------------------------------------------------------------------------------------------------------------
          Net PP&E                       2,516                    4      6,721   418      3,678        10                 1,433
------------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit                                                                             670
 Other Deferred Charges

------------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                                                                              670
------------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                                                                      990

     BUYCO, INC.               Kilauea     Hawn        Hawaii's  Wailuku   Mauna    Buyco  Buyco         Buyco     Mauna Kea .
                               Agronomics  Fruit       Own       Agr.      Kea       Inc   Brewer        Combined  Agr -
                                           Specialties           Land      Agr -           Elim JE                 Div Agr
                                                                           Land
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
  Cooperatives and Joint
  N/C Accounts and Notes                                                             700                  700
  Miscellaneous Investmt

--------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv                                                            700                  700
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme                                        73,288            5,901    (5,201)       700
--------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

--------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I                                        73,288            5,901    (5,201)       700
--------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT & EQUIP.
Land                                                              1,471   36,053               149        149      1,419
Building and Improvements                     962           3     1,936      580                                     551
Machinery and Equipment         2,394         328         237       448        2                                   1,070
Real Estate Improvements                                          4,132      491                                     339
Ranch & Dairy Livestock
Constr'n Work-in-Progress                                         2,086    1,622                 2          2
Miscellaneous                                              83     7,460                                               95
Property, Plant & Equip

--------------------------------------------------------------------------------------------------------------------------------
          Total PP&E            2,394       1,290         323    17,533   38,748               151        151      3,474
--------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort          1,913         636         246     7,160      265                                   1,720

--------------------------------------------------------------------------------------------------------------------------------
          Net PP&E                481         654          77    10,373   38,483               151        151      1,754
--------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit                      99         103
 Other Deferred Charges                                             278

--------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                       99         103       278
--------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset                                 892


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                                    336        32

     BUYCO, INC.             Ka'u         Kilauea     CBCL Real      Revaluation   CJE      BUYCO        Deduct: Buyco  C. BREWER
                             Diversified  Irrigation  Estate Admin   Adjustment             Consolidated Combined       Consolidated
                             Agr.         Inc.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Cooperatives and Joint                                                                       536                             536
  N/C Accounts and Notes                                                                     5,241         (700)             4,541
  Miscellaneous Investmt                                                         (34,330)      979                             979

-----------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv                                                        (34,330)    6,756         (700)             6,056
-----------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme                                                       (280,732)    6,756         (700)             6,056
-----------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

-----------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
-----------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I                                                       (280,732)    6,756         (700)             6,056
-----------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT & EQUIP.
Land                                                                27,556       (31,778)   40,473         (149)            40,324
Building and Improvements                                                            210    25,270                          25,270
Machinery and Equipment                    22                                               48,033                          48,033
Real Estate Improvements                1,683                                       (442)   21,557                          21,557
Ranch & Dairy Livestock
Constr'n Work-in-Progress                  52                                        (82)    8,374           (2)             8,372
Miscellaneous                             (42)                      (2,391)                  4,702                           4,702
Property, Plant & Equip

-----------------------------------------------------------------------------------------------------------------------------------
          Total PP&E                    1,715                       25,165       (32,092)  148,409         (151)           148,258
-----------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                  1,282                                        210    65,194                          65,194

-----------------------------------------------------------------------------------------------------------------------------------
          Net PP&E                        433                       25,165       (32,302)   83,215         (151)            83,064
-----------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit                                                                       41                              41
 Other Deferred Charges                                                             (101)      339                             339

-----------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                                                            (101)      380                             380
-----------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset                                                         (2,900)    4,049                           4,049


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                                                               (32)    2,028                           2,028

Exhibit 2000.A: Annual
Combining Statement of
Operations & Balance Sheet
Period: FYE 6/30/00
(in thousands of dollars)


     BUYCO, INC.                BEI   C. Brewer -   Ka'u    Mauna Kea  Olokele  Discontinued  Real Estate  Mauna Kea     Ka'u Agr.
                                      Head Office   Agr     Agr Sugar  Sugar    Operations    Acceptance   Mac Orchards  Mac Div
                                                    Sugar   Div                 Eliminations  Corp
                                                    Div
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets          702
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                  51,471   161,319    (6,960)   (136)     38,824                 3,973         27,515       10,603
==================================================================================================================================

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others
 LT Debt - Current Maturi      2,731     5,798
 Accounts Payable - Trade     11,896        46                79                                                            23
 Bank Overdraft                3,235                   1
 Intercompany Notes and A      1,581    18,199
 Due to BUYCO, INC.
 I/C Accts & Accrd Intere        (71)   44,669    (6,905)                                      453             25        2,771
 Accrued Interest                  5       246
 Accrued Interest Allocat
 Dividends Payable                                                        18
 Dividends Payable - I/C                 1,068                           134
 Income Taxes
     Federal                            (3,577)
     State and Other            (235)     (529)

----------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                   (235)   (4,106)
----------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po               (2,540)
 Other Taxes Accrued or W        403         5        10                                         3              6          (23)
 Customers' and Other Dep         63
 Unearned Rev - Cur Porti         19
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit      4,670     3,192     1,251     428         571                                   76          188

----------------------------------------------------------------------------------------------------------------------------------
          Total Current L     24,297    66,577    (5,643)    507         723                   456            107        2,959
----------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A      1,560   185,153
 Bank Credit Facilities
 L/T Debt Allocated
 Other                         1,365     1,671

----------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl      2,925   186,824
----------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                        81    15,022       439  (2,008)        361                   536         (1,051)         524
   State and Other               (68)    3,883      (213)   (164)         (2)                   61           (164)          61

----------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T         13    18,905       226  (2,172)        359                   597         (1,215)         585
----------------------------------------------------------------------------------------------------------------------------------



     BUYCO, INC.               Wailuku  Mauna Loa  Ka'u Agr  Mauna Loa   MLMNC  Hawaiian Ka'u       Wailuku  Wailuku       Ka'u Ag-
                               Agr Mac  Orchards   Keaau Mac Resources          Pacific  Coffee     Agr.     Plantations   Seamntn
                                                                                Kava     Company,   Other                  Ranch
                                                                                Company  Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets                                                                     990
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                  (7,003)   70,706      5,501     1,901     37,571   101     11,298    57,968     (178)       1,460
====================================================================================================================================

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others
 LT Debt - Current Maturi                                                  274               72
 Accounts Payable - Trade                    6                           2,830     5        427         3
 Bank Overdraft                                                          1,266              731        11
 Intercompany Notes and A
 Due to BUYCO, INC.
 I/C Accts & Accrd Intere     (5,247)        5      3,671                  155    14        (14)   (2,126)                  291
 Accrued Interest
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C
 Income Taxes
     Federal                                                                (8)
     State and Other

------------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                                                               (8)
------------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W         18                  (42)        2        181               58        11                     1
 Customers' and Other Dep
 Unearned Rev - Cur Porti
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit        123                   95        11      2,097              251       394                    92

------------------------------------------------------------------------------------------------------------------------------------
          Total Current L     (5,106)       11      3,724        13      6,795    19      1,525    (1,707)                  384
------------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A                                                                                                 3,581
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                                                     222              207

------------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl                                                  222              207                           3,581
------------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                     1,944                  (91)       17      2,078     1       (275)      447      (47)         (26)
   State and Other               252                  (16)        3        264              (52)       38       (9)          (7)

------------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T      2,196                 (107)       20      2,342     1       (327)      485      (56)         (33)
------------------------------------------------------------------------------------------------------------------------------------



     BUYCO, INC.             Kilauea     Hawn        Hawaii's  Wailuku   Mauna    Buyco  Buyco         Buyco     Mauna Kea .
                             Agronomics  Fruit       Own       Agr.      Kea       Inc   Brewer        Combined  Agr -
                                         Specialties           Land      Agr -           Elim JE                 Div Agr
                                                                         Land
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets                                 336        32
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                  4,398       1,135       2,718    90,619   39,697   6,316   (16,391)   (10,075)     1,507
===============================================================================================================================

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others
 LT Debt - Current Maturi        24                     160
 Accounts Payable - Trade        85          50       1,776        28       45                                      22
 Bank Overdraft                  51           9         319
 Intercompany Notes and A                                               (1,581)
 Due to BUYCO, INC.                                     902                     10,265   (11,167)      (902)
 I/C Accts & Accrd Intere                               136     7,388                                             (396)
 Accrued Interest                                        52
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C                                       (1,202)
 Income Taxes
     Federal                                                                               1,159      1,159
     State and Other                                                                         229        229

-------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                                                                              1,388      1,388
-------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po                                                                   (272)      (272)
 Other Taxes Accrued or W        35           7                                                                      8
 Customers' and Other Dep                                          25      239     501                  501        258
 Unearned Rev - Cur Porti
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit       197          27         158                 12                 4          4        136

-------------------------------------------------------------------------------------------------------------------------------
          Total Current L       392          93       3,503     6,239   (1,285) 10,766   (10,047)       719         28
-------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A
 Bank Credit Facilities
 L/T Debt Allocated
 Other                          258                     820                285

-------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl       258                     820                285
-------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense                                                        4,864                4,864
 Deferred Income Taxes
   Federal                      164           1                   175      252    (527)   (2,359)    (2,886)       (70)
   State and Other               16           1                   (24)      13     (96)      845        749        (13)

-------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T       180           2                   151      265    (623)   (1,514)    (2,137)       (83)
-------------------------------------------------------------------------------------------------------------------------------



     BUYCO, INC.           Ka'u           Kilauea     CBCL Real      Revaluation   CJE      BUYCO        Deduct: Buyco  C. BREWER
                           Diversified    Irrigation  Estate Admin   Adjustment             Consolidated Combined       Consolidated
                           Agr.           Inc.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets                                                              (32)    2,028                           2,028
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              454                       25,165      (454,906)  166,646       10,075            176,721
===================================================================================================================================

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others
 LT Debt - Current Maturi                                                                    9,059                           9,059
 Accounts Payable - Trade                   1                                               17,322                          17,322
 Bank Overdraft                                                                              5,623                           5,623
 Intercompany Notes and A                                                        (18,199)
 Due to BUYCO, INC.                                                                                         902                902
 I/C Accts & Accrd Intere                                                        (44,819)
 Accrued Interest                                                                              303                             303
 Accrued Interest Allocat
 Dividends Payable                                                                              18                              18
 Dividends Payable - I/C
 Income Taxes
     Federal                                                                         921    (1,505)      (1,159)            (2,664)
     State and Other                                                                 290      (245)        (229)              (474)

-----------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                                                                      1,211    (1,750)      (1,388)            (3,138)
-----------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po                                                            285    (2,527)         272             (2,255)
 Other Taxes Accrued or W                                                                      683                             683
 Customers' and Other Dep                                                                    1,086         (501)               585
 Unearned Rev - Cur Porti                                                                       19                              19
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit                                           (2,391)          361    11,943           (4)            11,939

-----------------------------------------------------------------------------------------------------------------------------------
          Total Current L                   1                       (2,391)      (61,161)   41,779         (719)            41,060
-----------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A                                                       (190,294)
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                                                                       4,828                           4,828

-----------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl                                                       (190,294)    4,828                           4,828
-----------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense                                                                    4,864       (4,864)
 Deferred Income Taxes
   Federal                                (18)                                    (3,092)   12,478        2,886             15,364
   State and Other                         (6)                                       (75)    4,528         (749)             3,779

-----------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T                 (24)                                    (3,167)   17,006        2,137             19,143
-----------------------------------------------------------------------------------------------------------------------------------

Exhibit 2000.A: Annual
Combining Statement of
Operations & Balance Sheet
Period: FYE 6/30/00
(in thousands of dollars)


     BUYCO, INC.                BEI   C. Brewer -   Ka'u    Mauna Kea  Olokele  Discontinued  Real Estate  Mauna Kea     Ka'u Agr.
                                      Head Office   Agr     Agr Sugar  Sugar    Operations    Acceptance   Mac Orchards  Mac Div
                                                    Sugar   Div                 Eliminations  Corp
                                                    Div
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 Unearned Revenues               482
 Reserves for Contingenci        179       148                (8)
 Warrants
 Miscellaneous N/C Liabil        789       712       253   1,002       3,073                                  225

----------------------------------------------------------------------------------------------------------------------------------
          Total Other Lia      1,463    19,765       479  (1,178)      3,432                   597           (990)         585
----------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock
 Addt'l PIC,R/E & Cum Tra

----------------------------------------------------------------------------------------------------------------------------------
          Total Minority
----------------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C               (5,829)    2,129   1,671


STOCKHOLDERS' EQUITY:
 Head Office Account                             (69,454) (5,259)                                             165       55,979
 Preferred Stock                        34,330
 Preference Stock
 Common Stock                  1,001     5,201         1       1       3,034                     1
 Additional Paid-In Capit    (31,868)  (22,286)   53,336  (9,755)                            2,307         11,719      (52,140)
 Cumulative Translation A
 Retained Earnings            53,653  (123,263)   12,192  13,877      31,635                   612         16,514        3,220

----------------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79      22,786  (106,018)   (3,925) (1,136)     34,669                 2,920         28,398        7,059
----------------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

----------------------------------------------------------------------------------------------------------------------------------
          Shareholders' E     22,786  (106,018)   (3,925) (1,136)     34,669                 2,920         28,398        7,059
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD     51,471   161,319    (6,960)   (136)     38,824                 3,973         27,515       10,603
==================================================================================================================================



     BUYCO, INC.              Wailuku  Mauna Loa  Ka'u Agr  Mauna Loa   MLMNC  Hawaiian Ka'u       Wailuku  Wailuku       Ka'u Ag-
                              Agr Mac  Orchards   Keaau Mac Resources          Pacific  Coffee     Agr.     Plantations   Seamntn
                                                                               Kava     Company,   Other                  Ranch
                                                                               Company  Inc.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Unearned Revenues                          7
 Reserves for Contingenci
 Warrants
 Miscellaneous N/C Liabil                                                 171                3     1,218

-----------------------------------------------------------------------------------------------------------------------------------
          Total Other Lia     2,196         7       (107)       20      2,513     1       (324)    1,703      (56)         (33)
-----------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock
 Addt'l PIC,R/E & Cum Tra

-----------------------------------------------------------------------------------------------------------------------------------
          Total Minority
-----------------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account                    2,463     15,475                                                                   631
 Preferred Stock
 Preference Stock
 Common Stock                                                    1          1                      2,999        1            1
 Additional Paid-In Capit              33,542    (15,233)      458      1,991   267     11,427    34,259               (29,650)
 Cumulative Translation A
 Retained Earnings           (4,093)   34,683      1,642     1,409     26,049  (186)    (1,537)   20,714     (123)      26,546

-----------------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79     (4,093)   70,688      1,884     1,868     28,041    81      9,890    57,972     (122)      (2,472)
-----------------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-----------------------------------------------------------------------------------------------------------------------------------
          Shareholders' E    (4,093)   70,688      1,884     1,868     28,041    81      9,890    57,972     (122)      (2,472)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD    (7,003)   70,706      5,501     1,901     37,571   101     11,298    57,968     (178)       1,460
===================================================================================================================================



     BUYCO, INC.           Kilauea     Hawn        Hawaii's  Wailuku   Mauna    Buyco  Buyco         Buyco     Mauna Kea .
                           Agronomics  Fruit       Own       Agr.      Kea       Inc   Brewer        Combined  Agr -
                                       Specialties           Land      Agr -           Elim JE                 Div Agr.
                                                                       Land
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 Unearned Revenues
 Reserves for Contingenci
 Warrants
 Miscellaneous N/C Liabil       4                                35              700        11        711

-----------------------------------------------------------------------------------------------------------------------------
          Total Other Lia     184           2                   186      265   4,941    (1,503)     3,438        (83)
-----------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock
 Addt'l PIC,R/E & Cum Tra

-----------------------------------------------------------------------------------------------------------------------------
          Total Minority
-----------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock
 Preference Stock
 Common Stock                   2           1                                  6,063    (5,201)       862
 Additional Paid-In Capit    (773)        955      (1,053)    1,693   33,944    (388)       (1)      (389)     3,827
 Cumulative Translation A
 Retained Earnings          4,335          84        (552)   82,501    6,488 (15,066)      361    (14,705)    (2,265)

-----------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79    3,564       1,040      (1,605)   84,194   40,432  (9,391)   (4,841)   (14,232)     1,562
-----------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-----------------------------------------------------------------------------------------------------------------------------
          Shareholders' E   3,564       1,040      (1,605)   84,194   40,432  (9,391)   (4,841)   (14,232)     1,562
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD   4,398       1,135       2,718    90,619   39,697   6,316   (16,391)   (10,075)     1,507
=============================================================================================================================



     BUYCO, INC.            Ka'u          Kilauea     CBCL Real      Revaluation   CJE      BUYCO        Deduct: Buyco  C. BREWER
                            Diversified   Irrigation  Estate Admin   Adjustment             Consolidated Combined       Consolidated
                            Agr.          Inc.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Unearned Revenues                                                                             489                             489
 Reserves for Contingenci                                                             (9)      310                             310
 Warrants
 Miscellaneous N/C Liabil                                                         (1,593)    6,603         (711)             5,892

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          Total Other Lia                 (24)                                    (4,769)   29,272       (3,438)            25,834
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MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock                                                                        644       644                             644
 Addt'l PIC,R/E & Cum Tra                                                         15,143    15,143                          15,143

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          Total Minority                                                          15,787    15,787                          15,787
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 Excess Net Assets Over C                                                          2,027        (2)                             (2)


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock                                                                 (34,330)
 Preference Stock
 Common Stock                               1                                     (7,045)    6,063         (862)             5,201
 Additional Paid-In Capit               1,698                                    (10,601)   17,675          389             18,064
 Cumulative Translation A
 Retained Earnings                     (1,222)                      27,556      (164,520)   51,244       14,705             65,949

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     Sub-Total (Lines 79                  477                       27,556      (216,496)   74,982       14,232             89,214
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       Less Treasury Stoc

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          Shareholders' E                 477                       27,556      (216,496)   74,982       14,232             89,214
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LIABILITIES AND SHAREHOLD                 454                       25,165      (454,906)  166,646       10,075            176,721
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